UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2002

                    CLEMENTS GOLDEN PHOENIX ENTERPRISES, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Florida                       0-27137                   65-0509296
-----------------------------     -----------------    -------------------------
(State or other jurisdiction      (Commission          (IRS Employer
   of incorporation)                   file number)          Identification No.)


3135 S.W. Mapp Road
P.O. Box 268, Palm City, FL                                      34991
----------------------------------------                ------------------------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (561) 287-5958



                                       N/A
               ---------------------------------------------------
          (Former name or former address, if changes since last report)


Copy of Communications to:
                                   Mintmire & Associates
                                   265 Sunrise Avenue
                                   Suite 204
                                   Palm Beach, FL 33480
                                   Phone:(561) 832-5696
                                   Facsimile:(561) 659-5371

     The purpose of this current report on Form 8-K is to change the Registrant's Certifying Accountant.

ITEM 4(a). CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On August 13, 2002 Kaufman, Rossin, & Co. notified the Company that they were resigning as the Company's independent auditors due to financial reasons.

ITEM 4(b). CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On August 13, 2002, the Company's board of directors approved the engagement the firm of DoRocco & Dombrow Financial Corporation located at 3601 West Commercial Boulevard, Suite 39, Ft. Lauderdale, FL 33309, as the Company's independent auditors. Such appointment was accepted by Raymond M. DiRocco of the firm. Prior to such engagement, the Company had not consulted DoRocco & Dombrow Financial Corporation on any prior matters, including any matters relative to the application of accounting principles or any subject of disagreement with Kaufman, Rossin, & Co.

     Audited statements prepared by Kaufman, Rossin, & Co. contained a going concern qualification but such financial statements did not contain any adjustment for uncertainties stated therein. The Company has had no disagreements with Kaufman, Rossin, & Co. on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure.

     During the Registrant's most recent fiscal year and during any subsequent interim period preceding the date of resignation, the Company has had no disagreements with Kaufman, Rossin, & Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     On August 13, 2002 the Company provided Kaufman, Rossin, & Co. with a copy of this disclosure and requested that it furnish a letter to the Company, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed.

     No accountant's report on the financial statements for the past year contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------------     --------------------
N/A               N/A

                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                    CLEMENTS GOLDEN PHOENIX ENTERPRISES, INC.
                                  (Registrant)





Date: August 13, 2002

                        BY:     /s/ Joseph R.  Rizzuti
                        --------------------------------------------------------
                        Joseph R.  Rizzuti, Chairman and Chief Operating Officer